                                                                    EXHIBIT 99.1

                        (CENTERPOINT ENERGY LETTERHEAD)


FOR IMMEDIATE RELEASE                                                Page 1 of 5
--------------------------------------------------------------------------------


                        CENTERPOINT ENERGY REPORTS SOLID
                      SECOND QUARTER 2003 OPERATING RESULTS
               OPERATING IMPROVEMENTS ACROSS ALL BUSINESS SEGMENTS
                         MITIGATE HIGHER INTEREST COSTS


         HOUSTON - JULY 29, 2003 - CenterPoint Energy, Inc. (NYSE: CNP) today reported income from continuing operations of $83 million, or $0.27 per diluted share for the quarter ended June 30, 2003. This compares to income from continuing operations of $86 million, or $0.29 per diluted share for the second quarter of 2002. For the six months ended June 30, 2003, income from continuing operations before cumulative effect of accounting change was $164 million, or $0.54 per diluted share, compared to $231 million, or $0.78 per diluted share for the same period of 2002.

         CenterPoint Energy's net income for the second quarter of 2003 was $63 million, or $0.21 per diluted share, compared to $236 million, or $0.79 per diluted share, for the same period of 2002. During the second quarter of 2003, the company recorded a loss of $20 million from discontinued operations primarily related to the company's planned sale of its energy management services business. During the second quarter of 2002, the company recorded income from discontinued operations of $150 million primarily related to Reliant Resources, Inc.'s (RRI) results. As previously reported, the company distributed its investment in RRI to CenterPoint Energy shareholders on September 30, 2002, and RRI's historical results are reported as discontinued operations.

         Net income for the six months ended June 30, 2003 was $232 million, or $0.76 per diluted share compared to $267 million, or $0.90 per diluted share for the first six months of 2002. During the first six months of 2003, the company recorded a benefit of $80 million relating to the implementation of SFAS No. 143, "Accounting for Asset Retirement Obligations" and a $13 million loss from discontinued operations. The first six months of 2002 included income from discontinued operations of $36 million primarily related to RRI.

         "I'm very pleased with the financial results of the second quarter, especially in light of much higher interest costs this year," said David McClanahan, president and chief executive officer of CenterPoint Energy. "Each of our business segments reported improved operating performance even after taking into account a significant increase in pension and insurance costs. I'm very proud of what our employees have accomplished and their continued focus on what we do best -- delivering electricity and natural gas safely and reliably.


                                     -more-

                        (CENTERPOINT ENERGY LETTERHEAD)

FOR IMMEDIATE RELEASE                                                Page 2 of 5
--------------------------------------------------------------------------------

         "In addition, we have made substantial progress in improving our financial stability and liquidity," said McClanahan. "We continued to access the capital markets during the second quarter, and so far this year we have raised over $3 billion. We used these proceeds to pre-fund maturing debt, to refinance higher coupon debt, to pay down the company's bank facility and enhance our liquidity."


SECOND QUARTER HIGHLIGHTS

The company's operating performance and cash flow for the second quarter of 2003 compared to the same period of 2002 were affected by:

     o continued customer growth with the addition of almost 90,000 metered electric and gas customers since June of 2002, or an annualized 2 percent growth

     o increased revenues of $9 million from rate increases in the natural gas distribution operations

     o improved operating income for our subsidiary, Texas Genco Holdings, Inc. (NYSE:TGN) of $79 million

     o    a reduction in capital expenditures of approximately $81 million

     o    an increase in interest expense of $75 million

     o    higher pension and insurance expenses of $18 million

Other significant events during the second quarter include:

     o    raising nearly $1.5 billion by accessing the capital markets

     o reducing the company's credit facility by approximately $1 billion, which eliminated all warrants associated with the credit facility and eliminated a second potential dividend restriction

     o    completing the company's exit from Latin America


OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment reported operating income of $235 million in the second quarter of 2003 consisting of $134 million for the regulated electric transmission & distribution utility and non-cash operating income of $101 million associated with generation-related regulatory assets, or ECOM, as described below. For the second quarter of 2002, operating income was $275 million, consisting of $105 million for the regulated electric transmission & distribution utility and non-cash operating income of $170 million associated with ECOM.

                                     -more-

                        (CENTERPOINT ENERGY LETTERHEAD)

FOR IMMEDIATE RELEASE                                                Page 3 of 5
--------------------------------------------------------------------------------


         The regulated electric transmission & distribution utility continues to benefit from solid customer growth. Revenues increased from the addition of over 51,000 metered customers since June 2002 as well as the positive impact of weather. Operating expenses declined from the comparable period of 2002. Higher benefit and insurance expenses were more than offset by reduced staffing levels, the non-recurrence of certain expenses related to the transition to the deregulated market in 2002 and process improvements.

         Under the Texas electric restructuring law, a regulated utility may recover, in its 2004 stranded cost true-up proceeding, the difference between market prices received by its affiliated power generation company and the prices used in the ECOM model established by the Texas PUC. During 2002 and 2003, this difference, referred to as ECOM, produces non-cash income and is recorded as a regulatory asset. The reduction in ECOM of $69 million from 2002 to 2003 resulted primarily from an increase in capacity auction prices at Texas Genco.

         Operating income for the six months ended June 30, 2003 was $440 million, consisting of $207 million for the regulated electric transmission & distribution utility and non-cash operating income of $233 million for ECOM. This compares to $528 million for the same period of 2002 consisting of $217 million for the regulated electric transmission & distribution utility and non-cash operating income of $311 million for ECOM.

ELECTRIC GENERATION

         Texas Genco owns 14,175 MW of electric generation in Texas and sells capacity, energy, and ancillary services in the Texas electric market, primarily through capacity auctions. It reported operating income of $50 million for the second quarter of 2003 compared to an operating loss of $29 million for the same period of 2002.

         Wholesale electricity prices were much higher in 2003 due to substantially higher natural gas prices which led to increased capacity auction revenues for Texas Genco's baseload products. Operating expenses increased in the quarter due to higher natural gas and purchased power costs and increased operation and maintenance expenses, partially offset by reduced taxes other than income taxes. Operation and maintenance expenses increased due to outage costs associated with baseload generation units, including $4 million related to an unplanned outage at Unit 1 of Texas Genco's 30.8 percent interest in the South Texas Project Electric Generating Station (STP) nuclear facility. In addition, higher pension, employee benefit and technical support costs contributed to the increase in operation and maintenance expenses. Texas Genco estimates that the added cost of replacement energy associated with the STP Unit 1 outage negatively impacted gross margin by approximately $20 million for the quarter.

         Operating income for the six months ended June 30, 2003 was $33 million, compared to an operating loss of $81 million for the same period of 2002.

                                     -more-

                        (CENTERPOINT ENERGY LETTERHEAD)

FOR IMMEDIATE RELEASE                                                Page 4 of 5
--------------------------------------------------------------------------------


NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported operating income of $21 million for the second quarter of 2003 compared to the prior year's second quarter operating income of $11 million.

         The increase in operating income in the natural gas distribution segment resulted from continued customer growth, higher revenues from rate increases implemented late last year and improved margins from our commercial and industrial sales. These improvements more than offset increased expenses associated with higher pension, employee benefit and insurance expenses. The costs associated with a receivables facility, which was modified in November 2002, reduced operating income by $3 million, whereas prior to the amendment, these costs were included in interest expense.

         Operating income for the six months ended June 30, 2003 was $151 million, compared to $118 million for the same period of 2002.

PIPELINES AND GATHERING

         The pipelines and gathering segment reported operating income of $42 million in the second quarter of 2003 compared to $39 million for the same period of 2002. The operating improvement was primarily related to improved revenues in the gas gathering operations. The segment continues to produce consistent operating income and stable cash flows.

         Operating income for the six months ended June 30, 2003 was $85 million, compared to $76 million for the same period of 2002.

OTHER OPERATIONS

         The company's other operations reported an operating loss for the second quarter of 2003 of $2 million compared to an operating loss of $7 million for the same period of 2002. The operating loss for the six months ended June 30, 2003 was $2 million, compared to no operating income for the same period of 2002.

DISCONTINUED OPERATIONS

         During the second quarter of 2003, the company sold its remaining investment in Argentina, a 90 percent interest in Edese, an electric utility distribution company. Through this sale, the company completed its strategy of exiting Latin America. In addition, the company is negotiating to sell CenterPoint Energy Management Services, Inc. (CEMS), which provides district cooling to businesses in the downtown Houston area. In the second quarter of 2003, the company recorded a $3 million loss in discontinued operations related to exiting Latin America and a $16 million impairment related to CEMS.

                                     -more-

                        (CENTERPOINT ENERGY LETTERHEAD)

FOR IMMEDIATE RELEASE                                                Page 5 of 5
--------------------------------------------------------------------------------


         In the second quarter of 2002, the company reported income from discontinued operations of $150 million primarily related to RRI's results.

2003 OUTLOOK

         CenterPoint Energy confirms its 2003 earnings guidance of $0.85 to $1.00 per diluted share from continuing operations. This reflects the company's outlook for continued solid operational performance by its business segments.

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Tuesday July 29, 2003, at 10:30 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

         The management of Texas Genco, the company's 81 percent owned subsidiary, will host an earnings conference call on Tuesday July 29, 2003, at 9:00 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.txgenco.com/investor.html. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, interstate pipeline and gathering operations, and more than 14,000 megawatts of power generation in Texas. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Missouri, Oklahoma, and Texas. Assets total approximately $20 billion. CenterPoint Energy became the new holding company for the regulated operations of the former Reliant Energy, Incorporated in August 2002. With more than 11,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years.

                                      *****

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas and other factors discussed in CenterPoint Energy's and its subsidiaries' filings with the Securities and Exchange Commission.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Statements of Consolidated Income
                             (Thousands of Dollars)
                                   (Unaudited)


                                                                   Quarter Ended June 30,         Six Months Ended June 30,
                                                                ----------------------------    ----------------------------
                                                                    2003            2002            2003            2002
                                                                ------------    ------------    ------------    ------------

Revenues:
    Electric Transmission & Distribution                        $    481,772    $    528,350    $    929,175    $  1,096,403
    Electric Generation                                              578,511         413,648         937,098         739,295
    Natural Gas Distribution                                         970,576         796,722       3,015,327       1,976,595
    Pipelines and Gathering                                          121,716         102,408         230,824         194,351
    Other Operations                                                   9,322           6,955          18,252          13,946
    Eliminations                                                     (70,997)        (49,659)       (139,608)       (144,776)
                                                                ------------    ------------    ------------    ------------
        Total                                                      2,090,900       1,798,424       4,991,068       3,875,814
                                                                ------------    ------------    ------------    ------------

Expenses:
    Fuel and cost of gas sold                                      1,080,857         862,058       2,940,003       1,904,620
    Purchased power                                                   22,974           4,258          34,968          52,624
    Operation and maintenance                                        393,085         372,505         805,961         760,467
    Depreciation and amortization                                    157,263         151,072         309,544         299,481
    Taxes other than income taxes                                     90,691         119,134         193,535         217,285
                                                                ------------    ------------    ------------    ------------
        Total                                                      1,744,870       1,509,027       4,284,011       3,234,477
                                                                ------------    ------------    ------------    ------------
Operating Income                                                     346,030         289,397         707,057         641,337
                                                                ------------    ------------    ------------    ------------

Other Income (Expense) :
    Gain (loss) on AOL Time Warner investment                        113,178        (230,214)         64,704        (447,811)
    Gain (loss) on indexed debt securities                           (98,253)        218,723         (55,550)        421,956
    Interest                                                        (215,087)       (139,847)       (439,081)       (257,599)
    Distribution on trust preferred securities                       (13,899)        (13,850)        (27,797)        (27,749)
    Other - net                                                        1,629           7,664           4,788          14,788
                                                                ------------    ------------    ------------    ------------
        Total                                                       (212,432)       (157,524)       (452,936)       (296,415)
                                                                ------------    ------------    ------------    ------------

Income from Continuing Operations Before Income Taxes,
    Minority Interest and Cumulative Effect of
    Accounting Change                                                133,598         131,873         254,121         344,922

Income Tax Expense                                                   (44,346)        (45,744)        (85,455)       (113,914)
Minority Interest                                                     (6,295)             (7)         (4,229)              4
                                                                ------------    ------------    ------------    ------------

Income from Continuing Operations Before Cumulative Effect of
    Accounting Change                                                 82,957          86,122         164,437         231,012

Discontinued Operations:
    Income from Reliant Resources, net of tax                             --         147,849              --          34,450
    Income (loss) from Other Operations, net of tax                     (403)          1,674            (865)          1,788
    Loss on disposal of Other Operations, net of tax                 (19,331)             --         (11,989)             --
                                                                ------------    ------------    ------------    ------------
        Total                                                        (19,734)        149,523         (12,854)         36,238
                                                                ------------    ------------    ------------    ------------

Cumulative Effect of Accounting Change, net of minority
    interest and tax                                                      --              --          80,072              --
                                                                ------------    ------------    ------------    ------------
Net Income Attributable to Common Shareholders                  $     63,223    $    235,645    $    231,655    $    267,250
                                                                ============    ============    ============    ============


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                                 May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
                (Thousands of Dollars, Except Per Share Amounts)
                                   (Unaudited)


                                                                       Quarter Ended                    Six Months Ended
                                                                          June 30,                          June 30,
                                                              -------------------------------    -------------------------------
                                                                  2003               2002            2003               2002
                                                              ------------       ------------    ------------       ------------

  Basic Earnings Per Common Share:
    Income from Continuing Operations before Cumulative
      Effect of Accounting Change                             $       0.27       $       0.29    $       0.54       $       0.78
    Discontinued Operations:
      Income from Reliant Resources, net of tax                         --               0.49              --               0.11
      Income (Loss) from Other Operations, net of tax                   --               0.01              --               0.01
      Loss on Disposal of Other Operations, net of tax               (0.06)                --           (0.04)                --
    Cumulative Effect of Accounting Change, net of minority
      interest and tax                                                  --                 --            0.27                 --
                                                              ------------       ------------    ------------       ------------
    Net Income Attributable to Common Shareholders            $       0.21       $       0.79    $       0.77       $       0.90
                                                              ============       ============    ============       ============

  Diluted Earnings Per Common Share:
    Income from Continuing Operations before Cumulative
      Effect of Accounting Change                             $       0.27       $       0.29    $       0.54       $       0.78
    Discontinued Operations:
      Income from Reliant Resources, net of tax                         --               0.49              --               0.11
      Income (Loss) from Other Operations, net of tax                   --               0.01              --               0.01
      Loss on Disposal of Other Operations, net of tax               (0.06)                --           (0.04)                --
    Cumulative Effect of Accounting Change, net of
      minority interest and tax                                         --                 --            0.26                 --
                                                              ------------       ------------    ------------       ------------
    Net Income Attributable to Common Shareholders            $       0.21       $       0.79    $       0.76       $       0.90
                                                              ============       ============    ============       ============

  Dividends Declared per Common Share                         $       0.20(1)    $      0.375    $       0.30(1)    $       0.75

    Weighted Average Common Shares Outstanding (000):
    - Basic                                                        304,046            297,696         302,373            296,963
    - Diluted                                                      306,104            298,471         304,149            297,934


OPERATING INCOME (LOSS) BY SEGMENT

  Electric Transmission & Distribution:
    Transmission & Distribution Operations                    $    133,316       $    105,028    $    206,954       $    217,598
    ECOM True-up                                                   101,318            169,777         233,281            310,785
                                                              ------------       ------------    ------------       ------------
      Total Electric Transmission & Distribution                   234,634            274,805         440,235            528,383
  Electric Generation                                               50,044            (29,122)         32,928            (80,878)
  Natural Gas Distribution                                          20,951             11,223         150,512            117,695
  Pipelines and Gathering                                           42,355             38,988          85,249             75,926
  Other Operations                                                  (1,954)            (6,497)         (1,867)               211
                                                              ------------       ------------    ------------       ------------

  Total                                                       $    346,030       $    289,397    $    707,057       $    641,337
                                                              ============       ============    ============       ============

(1) Includes a dividend declared on June 18, 2003 payable on September 10, 2003.


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                                 May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                       ELECTRIC TRANSMISSION & DISTRIBUTION
                                                 --------------------------------------------------------------------------------
                                                  Quarter Ended June 30,                   Six Months Ended June 30,
                                                 -----------------------      % Diff       ------------------------     % Diff
                                                    2003         2002       Fav/(Unfav)       2003         2002       Fav/(Unfav)
                                                 ----------   ----------   ------------    ----------   -----------  ------------

RESULTS OF OPERATIONS:
Operating Revenues:
  Electric revenues                              $      381   $      358             6%    $      696   $      785          (11%)
  ECOM true-up                                          101          170           (41%)          233          311          (25%)
                                                 ----------   ----------                   ----------   ----------
    Total Revenues                                      482          528            (9%)          929        1,096          (15%)
                                                 ----------   ----------                   ----------   ----------
Operating Expenses:
  Fuel and purchased power                               --           (4)         (100%)           --           56          100%
  Operation and maintenance                             126          130             3%           259          270            4%
  Depreciation and amortization                          68           66            (3%)          133          130           (2%)
  Taxes other than income                                53           61            13%            97          112           13%
                                                 ----------   ----------                   ----------   ----------
    Total                                               247          253             2%           489          568           14%
                                                 ----------   ----------                   ----------   ----------
Operating Income                                 $      235   $      275           (15%)   $      440   $      528          (17%)
                                                 ==========   ==========                   ==========   ==========

ELECTRIC TRANSMISSION & DISTRIBUTION              Quarter Ended June 30,                   Six Months Ended June 30,
OPERATING DATA:                                  -----------------------                   -------------------------
ACTUAL MWH DELIVERED                               2003          2002                         2003         2002
                                                 ----------   ----------                   ----------   -----------

Residential                                       6,490,357    6,295,795             3%    11,048,552    10,769,260            3%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                                   118%         108%           10%           110%          108%           2%
  Heating degree days                                   n/a          n/a           n/a            111%          100%          11%

AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                                     1,585,815    1,539,193             3%     1,581,465     1,535,499            3%
  Commercial and Industrial                         221,620      211,770             5%       221,364       211,527            5%
                                                 ----------   ----------                    ----------   ----------
    Total                                         1,807,435    1,750,963             3%     1,802,829     1,747,026            3%
                                                 ==========   ==========                   ==========    ==========

                                                                              ELECTRIC GENERATION
                                                 --------------------------------------------------------------------------------
                                                  Quarter Ended June 30,                   Six Months Ended June 30,
                                                 -----------------------      % Diff       ------------------------     % Diff
                                                    2003         2002       Fav/(Unfav)       2003         2002       Fav/(Unfav)
                                                 ----------   ----------   ------------    ----------   -----------  ------------

RESULTS OF OPERATIONS:
Operating Revenues:
  Energy revenues                                 $      378   $      307           23%     $      602   $      547          10%
  Capacity and other revenues                            200          107           87%            335          192          74%
                                                  ----------   ----------                   ----------   ----------
    Total                                                578          414           40%            937          739          27%
                                                  ----------   ----------                   ----------   ----------
Operating Expenses:
  Fuel and purchased power                               372          299          (24%)           592          528         (12%)
  Operation and maintenance                              105           79          (33%)           211          174         (21%)
  Depreciation and amortization                           39           39           --              78           79           1%
  Taxes other than income                                 12           26           54%             23           39          41%
                                                  ----------   ----------                   ----------   ----------
    Total                                                528          443          (19%)           904          820         (10%)
                                                  ----------   ----------                   ----------   ----------
Operating Income (Loss)                           $       50   $      (29)         272%     $       33   $      (81)        141%
                                                  ==========   ==========                   ==========   ==========

PHYSICAL ELECTRIC GENERATION POWER SALES (MWH)    12,517,490   14,643,805          (15%)    21,793,836   26,447,104         (18%)


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                                 May 12, 2003.

                   CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                                              NATURAL GAS DISTRIBUTION
                                                 --------------------------------------------------------------------------------
                                                  Quarter Ended June 30,                   Six Months Ended June 30,
                                                 -----------------------      % Diff       ------------------------     % Diff
                                                    2003         2002       Fav/(Unfav)       2003         2002       Fav/(Unfav)
                                                 ----------   ----------   ------------    ----------   -----------  ------------

RESULTS OF OPERATIONS:
Operating Revenues                               $      971   $      797           22%     $    3,015    $    1,977          53%
                                                 ----------   ----------                   ----------    ----------
Operating Expenses:
   Natural gas                                          761          604          (26%)         2,455         1,488         (65%)
   Operation and maintenance                            137          125          (10%)           284           256         (11%)
   Depreciation and amortization                         34           32           (6%)            67            62          (8%)
   Taxes other than income                               18           25           28%             58            53          (9%)
                                                 ----------   ----------                   ----------    ----------
      Total                                             950          786          (21%)         2,864         1,859         (54%)
                                                 ----------   ----------                   ----------    ----------
Operating Income                                 $       21   $       11           91%     $      151    $      118          28%
                                                 ==========   ==========                   ==========    ==========

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential and Commercial                               36           49          (27%)           192           181           6%
Industrial                                               12           13           (8%)            24            24          --
Transportation                                           11           13          (15%)            26            28          (7%)
Non-rate regulated commercial and industrial            111           96           16%            245           217          13%
                                                 ----------   ----------                   ----------    ----------
      Total Throughput                                  170          171           (1%)           487           450           8%
                                                 ==========   ==========                   ==========    ==========

WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
   Heating degree days                                   89%         114%         (25%)          104%           99%           5%


AVERAGE NUMBER OF CUSTOMERS:
   Residential                                    2,746,489    2,720,237            1%      2,758,274     2,722,974           1%
   Commercial and Industrial                        250,086      249,131           --         251,366       249,670           1%
                                                 ----------   ----------                   ----------    ----------
      Total                                       2,996,575    2,969,368            1%      3,009,640     2,972,644           1%
                                                 ==========   ==========                   ==========    ==========


                                                                            PIPELINES AND GATHERING
                                                 --------------------------------------------------------------------------------
                                                  Quarter Ended June 30,                   Six Months Ended June 30,
                                                 -----------------------      % Diff       ------------------------     % Diff
                                                    2003         2002       Fav/(Unfav)       2003         2002       Fav/(Unfav)
                                                 ----------   ----------   ------------    ----------   -----------  ------------

RESULTS OF OPERATIONS:
Operating Revenues                                $      122    $      102          20%      $      231    $      194         19%
                                                  ----------    ----------                   ----------    ----------
Operating Expenses:
   Natural gas                                            35            10        (250%)             56            17       (229%)
   Operation and maintenance                              30            38          21%              60            72         17%
   Depreciation and amortization                          11            10         (10%)             21            20         (5%)
   Taxes other than income                                 4             5          20%               9             9         --
                                                  ----------    ----------                   ----------    ----------
      Total                                               80            63         (27%)            146           118        (24%)
                                                  ----------    ----------                   ----------    ----------
Operating Income                                  $       42    $       39           8%      $       85    $       76         12%
                                                  ==========    ==========                   ==========    ==========


PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                                          4             5         (20%)              8            10        (20%)
Transportation                                           203           205          (1%)            471           443          6%
Gathering                                                 74            70           6%             146           141          4%
Elimination                                               (2)           (1)       (100%)             (4)           (1)      (300%)
                                                  ----------    ----------                   ----------    ----------
      Total Throughput                                   279           279          --              621           593          5%
                                                  ==========    ==========                   ==========    ==========


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Current Report on Form 8-K of CenterPoint Energy, Inc. dated
                                 May 12, 2003.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                 OTHER OPERATIONS
                                                 --------------------------------------------------------------------------------
                                                  Quarter Ended June 30,                   Six Months Ended June 30,
                                                 -----------------------      % Diff       ------------------------     % Diff
                                                    2003         2002       Fav/(Unfav)       2003         2002       Fav/(Unfav)
                                                 ----------   ----------   ------------    ----------   -----------  ------------

RESULTS OF OPERATIONS:
Operating Revenues                                $        9    $        7         29%      $       18    $       14         29%
Operating Expenses                                        11            14         21%              20            14        (43%)
                                                  ----------    ----------                   ---------     ---------
Operating Loss                                    $       (2)   $       (7)        71%      $       (2)   $       --         --
                                                  ==========    ==========                   =========     =========